Summary Prospectus April 30, 2010, as supplemented November 23, 2010

ING Wells Fargo Health Care Portfolio (formerly, ING Evergreen Health Sciences Portfolio)

Class / Ticker	ADV/IEHAX

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. For free paper or electronic copies of the Prospectus and other Portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.INGFunds.com/vp/literature; email a request to Literature_request@INGFunds.com; call 1-800-366-0066; or ask your salesperson, financial intermediary, or retirement plan administrator. The Portfolio’s Prospectus and Statement of Additional Information, each dated April 30, 2010, as supplemented, and the audited financial statements on pages 44-111 of the Portfolio’s shareholder report dated December 31, 2009 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth.

FEES AND EXPENSES OF THE PORTFOLIO

The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under an insurance company separate account serving as an investment option under variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services), custodial, administrative, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.

Annual Portfolio Operating Expenses Expenses you pay each year as a % of the value of your investment

Class	ADV
Management Fees	0.75%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Other Expenses	0.01%
Acquired Fund Fees and Expenses	0.01%
Total Annual Portfolio Operating Expenses[1]	1.52%
Waivers and Reimbursements[2]	(0.16)%
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	1.36%
1	Total Annual Portfolio Operating Expenses may be higher than the Portfolio’s ratio of expenses to average net assets shown in the Portfolio’s Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
2	The distributor is contractually obligated to waive 0.15% of the distribution fee through May 1, 2011. There is no guarantee that the distribution fee waiver will continue after May 1, 2011. The distribution fee waiver will only renew if the distributor elects to renew it.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$138	465	814	1,799

The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

Portfolio Turnover % of average value of portfolio

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transactions costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Example, affect the Portfolio’s performance.

During the most recent fiscal year, the Porfolio’s portfolio turnover rate was 56% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities of health care companies, meaning companies that develop, produce or distribute products or services related to the health care or medical industries and that the Sub-Adviser determines derive a substantial portion, i.e., more than 50%, of their sales from products and services in these industries. These companies include, but are not limited to, pharmaceutical companies, biotechnology companies, medical device and supply companies, managed care companies and

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healthcare information and service providers. The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Portfolio may invest in securities of companies of any market capitalization. In choosing companies in which to invest, the Sub-Adviser looks for strong management, growing products, leading technology, franchise niche, strong balance sheet and/or other factors, which may lead to high return on equity and consistent high earnings growth. Stocks are selected based on both the Sub-Adviser’s estimate of their fundamental investment value and their relative attractiveness to their business competitors.

The Portfolio may invest in securities of both domestic and foreign issuers. There is no limit to the amount the Portfolio may invest in foreign securities.

The Portfolio may also engage in short sales of index unit investment trusts such as the PowerShares QQQTM. Such practices are used to seek to protect the Portfolio against market decline, to maintain the Portfolio’s exposure to its market, to manage cash or to attempt to increase returns. These practices may actually reduce returns or increase volatility.

The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended and the rules, regulations and exemptive orders thereunder (“1940 Act”).

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

The Portfolio also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

PRINCIPAL RISKS

You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.

Company  The price of a given company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Concentration   As a result of the Portfolio concentrating its assets in securities related to a particular industry/sector, the Portfolio may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector as a group fall out of favor, the Portfolio could underperform funds that have greater industry diversification.

Foreign Investments  Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, foreign currency fluctuations, currency blockage, or political changes or diplomatic developments.

Liquidity  If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.

Market Capitalization  Stocks fall into three broad market capitalization categories - large, mid and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stock of mid- and small-sized companies causing the Portfolio that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stock as compared with larger companies. As a result, stock of mid- and small-capitalization companies may decline significantly in market downturns.

Other Investment Companies  The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Portfolio.

Securities Lending  Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Short Sales  Short sales involve selling a security the Portfolio does not own in anticipation that the security’s price will decline. When the Portfolio sells a security short and the price of that security rises, it creates a loss for the Portfolio. Short sales create leverage and could increase the volatility of the Portfolio’s share price.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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PERFORMANCE INFORMATION

The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio’s Class ADV shares’ and Class S shares’ performance from year to year, and the table compares the Portfolio’s Class ADV shares’ and Class S shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class S shares’ performance has been adjusted to reflect the higher expenses of Class ADV shares. The Class ADV shares and Class S shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class S shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. The Portfolio’s performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations in effect, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio’s performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio’s past performance is no guarantee of future results.

The bar chart below shows the Portfolio’s adjusted Class S shares’ performance (2005-2006) and Class ADV shares’ performance (2007-2009).

Calendar Year Total Returns (as of December 31 of each year)

Best quarter: 2nd 2009, 10.20% and Worst quarter: 4th 2008, (19.72)%

Average Annual Total Returns% (for the periods ended December 31, 2009)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class ADV	%	19.60	(2.86)	N/A	12/29/06
S&P 500® Index[1]	%	26.46	(5.63)[2]	N/A	—
S&P 1500 Supercomposite Healthcare Index[1]	%	20.76	(0.19)[2]	N/A	—
Class S (adjusted)%		19.66	2.81	2.44	05/03/04
S&P 500® Index[1]	%	26.46	0.42	2.20[2]	—
S&P 1500 Supercomposite Healthcare Index[1]	%	20.76	2.72	2.44[2]	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class’ inception for which data is available.

PORTFOLIO MANAGEMENT

Investment Adviser	Sub-Adviser
Directed Services LLC	Wells Fargo Capital Management, Inc.
Portfolio Manager
Robert Junkin
Portfolio Manager (since 03/07)

PURCHASE AND SALE OF PORTFOLIO SHARES

Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio’s behalf.

TAX INFORMATION

Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to

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the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary’s website for more information.

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